FGR-4
P1, P2

                        SUPPLEMENT DATED JANUARY 31, 2008
                      TO THE PROSPECTUSES DATED MAY 1, 2007
              OF FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND (FUND)
        A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The "Management" section on page FGR-8 of the Fund's Class 1 and Class 2 prospectuses is amended as follows:

1. Paragraph 2 of the section, relating to a sub-advisory agreement between FT Institutional and Franklin Advisers, Inc., is deleted effective the close of business January 31, 2008. Starting February 1, 2008, there will no longer be a sub-advisor for the Fund.

2. The portfolio management line-up is replaced with the following:

   The Fund is managed by a team of dedicated professionals focused on investments in the global real estate securities market. The portfolio managers of the team are as follows:

   JACK FOSTER
   SENIOR VICE PRESIDENT OF FT INSTITUTIONAL

   Mr. Foster has been a manager of the Fund since May 2007. He joined Franklin Templeton Investments in 1987.

   BORIS E. PIALLOUX CFA(R)(1)
   PORTFOLIO MANAGER OF FT INSTITUTIONAL

   Mr. Pialloux has been a manager of the Fund since October 2007. He joined Franklin Templeton Investments in 2006. Mr. Pialloux was an equity analyst with Deutsche Asset Management/Scudder, and has held business development and marketing positions with Mitchell Hutchins (UBS Paine Webber) Weiss, Peck & Greer (Robeco Group), and Societe Generale Asset Management for at least the prior four years.

   DAVID LEVY
   PORTFOLIO MANAGER OF FT INSTITUTIONAL

   David Levy has been a manager of the Fund since December 2007. Prior to joining Franklin Templeton Investments in December 2007, Mr. Levy spent over 16 years at New York Life Investment Management where, since 1997, he was a portfolio manager for New York Life's REIT portfolios.

   The portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

   The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

   1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.